                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Confidential, for use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material under Rule 14a-12

                        MOBIUS MANAGEMENT SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                               120 OLD POST ROAD
                              RYE, NEW YORK 10580

                            ------------------------

Dear Stockholder:

     We invite you to attend our annual meeting of stockholders at 10:00 a.m. on December 16, 2003 at the Company's offices located at 120 Old Post Road in Rye, New York. At the meeting, you will hear a report on our operations and have a chance to meet certain of our directors and executive officers.

     This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our directors and executive officers.

     Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

     We look forward to seeing you on the 16th.

                                          Sincerely yours,

                                          /s/ Mitchell Gross

                                          Mitchell Gross
                                          Chairman of the Board,
                                          Chief Executive Officer &
                                          President
November 7, 2003

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                               120 OLD POST ROAD
                              RYE, NEW YORK 10580
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:
  December 16, 2003, 10 a.m., Local Time

Place:
  120 Old Post Road
  Rye, New York 10580

  Purpose:
    Elect Two Directors
     Approve an amendment to the 1996 Stock Incentive Plan
     Approve an amendment to the 1998 Employee Stock Purchase Plan
     Ratify appointment by the Audit Committee of the Company's Independent Auditors
     Transact such other business as may properly come before the meeting or any adjournment thereof

Who may vote:
  Only stockholders of record as of the close of business on October 31, 2003.

Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed self addressed, postage pre-paid envelope.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ David J. Gordon
                                          David J. Gordon
                                          Assistant Secretary

November 7, 2003

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                               120 OLD POST ROAD
                              RYE, NEW YORK 10580

                            ------------------------

                                PROXY STATEMENT

TABLE OF CONTENTS                                             PAGE
-----------------                                             ----
General Information.........................................    1
Proposal No. 1 -- Election of Directors.....................    2
Director Compensation.......................................    3
Proposal No. 2 -- Amendment to the 1996 Stock Incentive
  Plan......................................................    5
Proposal No. 3 -- Amendment to the 1998 Employee Stock
  Purchase Plan.............................................   13
Proposal No. 4 -- Ratification of the Appointment by the
  Audit Committee of the Company's Independent Auditors.....   17
Board Committees............................................   18
Compensation Committee Report...............................   18
Director and Officer Stock Ownership........................   20
Section 16(a) Beneficial Ownership Reporting Compliance.....   21
Information Concerning Executive Officers...................   22
Executive Compensation......................................   23
Audit Committee Report......................................   25
Stock Performance Graph.....................................   27
Certain Relationships and Related Transactions..............   27
Additional Information......................................   29

                              GENERAL INFORMATION

WHO MAY VOTE

     Stockholders of Mobius, as recorded in our stock register as of the close of business on October 31, 2003, may vote at the meeting.

MAILING OF PROXY STATEMENT AND FORM OF PROXY

     It is expected that this proxy statement and enclosed form of proxy will be mailed to stockholders commencing on or about November 17, 2003. The Annual Report of the Company for the fiscal year ended June 30, 2003 is also being mailed to the Company's stockholders with this proxy statement.

HOW PROXIES WORK

     Mobius's Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for or against each of our director candidates. You may vote for, vote against or abstain from voting for the proposals to amend the 1996 Stock Incentive Plan and the 1998 Employee Stock Purchase Plan and to ratify the appointment by the Audit Committee of our Independent Auditors.

     If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares IN FAVOR of our director candidates, IN FAVOR of the amendment to the 1996 Stock Incentive Plan, IN FAVOR of the amendment to the 1998 Employee Stock Purchase Plan and IN FAVOR of the ratification of the appointment by the Audit Committee of our Independent Auditors and IN OUR PROXIES' DISCRETION on such other matters as may properly be raised at the meeting.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote those shares.

REVOKING A PROXY

     You may revoke your proxy before it is voted by submitting a new proxy with a later date; by voting in person at the meeting; or by notifying us in writing at the address under "Questions?" on page 29.

CONFIDENTIAL VOTING

     Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

QUORUM

     In order to carry on the business of the meeting, we must have a quorum. This means a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares owned by Mobius itself are not voted and do not count for this purpose. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal.

ATTENDING IN PERSON

     Only stockholders, their proxy holders and Mobius's guests may attend the meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     There are currently seven members of the Company's Board of Directors. The Board is divided into three classes with terms expiring, respectively, at the fiscal 2003, 2004 and 2005 annual meeting of stockholders. Generally, Mobius directors are elected for three-year terms. The Board has nominated Mitchell Gross and Gary Greenfield, whose terms are expiring at the fiscal 2003 annual meeting, for re-election for a term to expire at the fiscal 2006 annual meeting. Personal information for each of our director nominees and each of our other directors is given below.

     The Board oversees the management of the Company on your behalf. It reviews Mobius's long-term strategic plans and exercises direct decision-making authority in a number of key areas. The Board chooses the Chief Executive Officer, sets the scope of his authority to manage Mobius's business day to day, and evaluates his performance. Six of Mobius's seven directors, including one of our nominees, are not Mobius employees. The Board met six times during fiscal 2003. Each director attended all of the meetings of the Board held during their term, except Messrs. P. Gross, Levitan and Marks, who each attended five of the six meetings of the Board.

     If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

     The election of directors will require an affirmative vote of holders of a plurality of Mobius's outstanding Common Stock represented in person or by proxy and entitled to vote on this proposal. The Board recommends that you vote FOR each of the following candidates:

DIRECTOR NOMINEES FOR A TERM TO EXPIRE AT THE FISCAL 2006 ANNUAL MEETING

Mitchell Gross............................   Co-founder of Mobius. President since 1981 and Chairman
Age 53                                       of the Board and Chief Executive Officer since 1996.
Director since 1981                          Mr. Gross was an officer in the U.S. Navy, serving on
                                             nuclear submarines, from 1971-1976. Holds a B.S. in
                                             mechanical engineering from Columbia University School
                                             of Engineering and Applied Science and an M.B.A. in
                                             finance from The Wharton School at the University of
                                             Pennsylvania.
Gary G. Greenfield........................   Former Chief Executive Officer of Peregrine Systems,
Age 48                                       Inc., a global provider of consolidated asset and
Director since 1998                          service management software, from 2002 until 2003. (1)
                                             Formerly, President and Chief Executive Officer of
                                             MERANT plc from 1998 to 2001. Holds a B.S. from the
                                             U.S. Naval Academy, an M.S. Administration from George
                                             Washington University and an M.B.A. from Harvard
                                             Business School. Serves as a director of Hyperion
                                             Solutions, Peregrine Systems, Inc. and Managed Objects
                                             and is Chairman of Intellitactics. Past Chairman of the
                                             Information Technology Association and a member of the
                                             Norwood School Board of Trustees.

DIRECTORS WHOSE TERMS EXPIRE AT THE FISCAL 2004 ANNUAL MEETING

Patrick W. Gross..........................   Chairman of The Lovell Group, a private business and
Age 59                                       technology advisory and investment firm. Founder and
Director since 2002                          former principal executive officer of American
                                             Management Systems, Inc., an international business and
                                             technology consulting and systems integrations firm.
                                             Holds a B.S.E. in engineering science from Rensselear
                                             Polytechnic Institute, an M.S.E. in engineering from
                                             the University of Michigan and an M.B.A. from the
                                             Stanford Graduate School of Business. Serves as a
                                             director of Capital One Financial Corporation and
                                             Computer Network Technology Corporation, both public
                                             companies, and several private companies.
Kenneth P. Kopelman.......................   Partner of Kramer Levin Naftalis & Frankel LLP(2), a
Age 51                                       law firm in New York City. Attended Cornell University
Director since 1997                          (A.B.) and the London School of Economics and received
                                             his J.D. from Columbia University School of Law. Serves
                                             as a director of Liz Claiborne, Inc.

DIRECTORS WHOSE TERMS EXPIRE AT THE FISCAL 2005 ANNUAL MEETING

Joseph J. Albracht........................   Co-founder of Mobius. Executive Vice President and
Age 54                                       Secretary from 1981 to 1999, Chief Operating Officer
Director since 1981                          from 1996 to 1999 and Treasurer from 1981 to 1996.
                                             Holds a B.S. in operations research and an M.B.A. from
                                             Pennsylvania State University.
Robert H. Levitan.........................   New media and technology entrepreneur, most recently
Age 42                                       co- founder of Dotomi USA, a consumer media company,
Director since 2000                          and an executive coach and marketing consultant to AT&T
                                             Wireless Services, Inc., a wireless carrier. During
                                             2002, a consultant to Pearson PLC. Co-founder and Chief
                                             Executive Officer of Flooz.com, Inc. from 1999 to
                                             2001(3). Co-founder of iVillage.com, Inc. Holds a B.A.
                                             in history and public policy studies from Duke
                                             University. Serves as a director of New York Cares.
Arthur J. Marks...........................   General Partner of Valhalla Partners, a venture capital
Age 58                                       firm, and Chairman of the Mid-Atlantic Venture
Director since 2002                          Association, a trade group for venture funds. General
                                             Partner with New Enterprise Associates, from 1984 to
                                             2001. Formerly with General Electric from 1975 to 1984
                                             and Baxter-Travenol Laboratories from 1971 to 1975.
                                             Holds a B.S. in industrial engineering from the
                                             University of Michigan and an M.B.A. from Harvard
                                             Business School. Serves as a director of Talk America.

---------------

(1) Peregrine Systems, Inc. filed for bankruptcy protection in September 2002 and emerged in August 2003.
(2) Kramer Levin has served as legal counsel to Mobius since the Company's founding in 1981.
(3) Flooz.com, Inc. filed for bankruptcy liquidation in August 2001.

                             DIRECTOR COMPENSATION

     Mobius employees receive no extra pay for serving as directors. Non-employee directors are each paid a $15,000 annual retainer fee for serving on the Board, payable quarterly in advance, and Audit Committee members receive an additional annual fee of $2,500. The fee for each Board meeting attended is $2,000 and the fee for each telephonic Board meeting attended is $500. The fee for each Committee meeting attended is $500, except that no fees are payable for Committee meetings held proximate to Board meetings. Mr. Kopelman's fees are net of the amounts paid to Kramer Levin for time Mr. Kopelman devotes to preparation for and attendance at Board meetings.

     Mobius non-employee directors receive an initial grant of 20,000 options, upon such non-employee director's first election to the Board, of which 10,000 options are granted under the Non-Employee Directors' 1998 Stock Option Plan and 10,000 options are granted under the 1996 Stock Incentive Plan. In addition, non-employee directors receive an annual grant of 10,000 options under the Non-Employee Directors' 1998 Stock Option Plan, made at each annual meeting to those directors having at least nine months of Board service on the grant date. All such options have an exercise price equal to the fair market value of the underlying Mobius shares on the date of grant. During fiscal 2003, an award of options to purchase 10,000 shares of the Company's Common Stock was made to Messrs. Albracht, Greenfield, P. Gross, Kopelman, Levitan and Marks on January 27, 2003, at an exercise price of $2.89.

                                 PROPOSAL NO. 2

                   AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN

     The Board of Directors, upon recommendation by the Compensation Committee, has approved submission to Mobius's stockholders of an amendment to Mobius's 1996 Stock Incentive Plan, as amended (the "1996 Plan"), as discussed below.

     The Delaware General Corporation Law was amended in 2001 to permit a company's board of directors to delegate authority to grant stock options in certain circumstances. The amendment to the 1996 Plan provides for this delegation, which the Company believes will provide greater flexibility in the administration of the 1996 Plan. Under the amendment, the Stock Option Committee may delegate to one or more officers of the Company the authority to designate the individuals (from among those eligible to receive Awards, other than such officer(s) themselves) who will receive awards under the 1996 Plan, to the fullest extent permitted by the Delaware General Corporation Law (or any successor provision thereto), provided that the Stock Option Committee shall itself grant awards to those individuals who could reasonably be considered to be subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or whose awards could reasonably be expected to be subject to the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The delegation by the Committee will be limited to grants of options outside the annual grants to employees. In addition, the delegation by the Committee would be subject to individual and aggregate limits and general policy guidelines set forth by the Committee.

     The effectiveness of this amendment to the 1996 Plan is subject to approval by the stockholders. Until such approval is obtained, the amendment to the 1996 Plan shall not be effective. If the amendment to the 1996 Plan is not approved, the 1996 Plan as in effect prior to the amendment will continue in operation. The affirmative vote of holders of a majority of Mobius's outstanding Common Stock represented in person or by proxy and entitled to vote on this proposal is required for approval of this amendment to the 1996 Plan.

     A description of the 1996 Plan is set forth below. This description is qualified in its entirety by reference to the full text of the 1996 Plan. Any stockholder who wishes to obtain a copy of the 1996 Plan can call Mobius to receive a copy free of charge.

GENERAL DESCRIPTION OF THE 1996 PLAN

     Awards. The 1996 Plan authorizes the grants of non-qualified stock options ("NQSOs"), incentive stock options ("ISOs"), stock appreciation rights ("SARs"), shares of restricted stock, restricted stock units and dividend equivalent rights (collectively, "Awards"). Under the 1996 Plan, the Company may deliver authorized but unissued shares of its Common Stock, par value $0.0001 per share ("Stock"), treasury shares of Stock, or shares of Stock acquired by the Company for the purposes of the 1996 Plan.

     Maximum Number of Shares. A maximum of 4,902,400 shares of Stock are available for grants pursuant to Awards under the 1996 Plan. In addition, as of any January 1 beginning with January 1, 1999, the Board of Directors, in its discretion, may increase such share limit by a number that is no more than 3% of the total number of shares of Common Stock issued and outstanding as of the date of such increase. As of October 31, 2003, the Company had granted 4,537,225 options under the 1996 Plan. These grants were made to approximately 275 employees of the Company (representing about 65% of its total employees) at exercise prices equal to the fair market value of the Company's Common Stock at the time of each such grant.

     Committee; Authority. The Stock Option Committee of the Board of Directors (the "Committee") administers the 1996 Plan. On July 21, 2003, the Board designated the members of the Compensation Committee to serve as the members of the Committee. The Committee consists of at least two directors. To the extent required so that Awards may qualify for an exemption available under Rule 16b-3 promulgated under the 1934 Act, the members of the Committee must be "non-employee directors" (as defined in Rule 16b-3). If the Committee does not exist, or for any other reason determined by the Board of Directors, the Board of Directors may act for the Committee. The Committee determines the key persons who will receive Awards, the type of Awards granted, and the number of shares subject to each Award. The Committee also determines the prices, expiration dates and other material features of Awards. The Committee has the authority to (a) construe, interpret and implement the Plan and any agreements evidencing Awards, (b) make all determinations necessary or advisable in administering the 1996 Plan, (c) correct any defect, supply any omission and reconcile any inconsistency in the 1996 Plan, and (d) to amend the 1996 Plan to reflect changes in applicable law. All decisions and determinations of the Committee are final and binding on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the 1996 Plan or any Award.

     Pursuant to the amendment currently being submitted for stockholder approval, the Committee may delegate to one or more officers of the Company the authority to designate the individuals (from among those eligible to receive Awards, other than such officer(s) themselves) who will receive Awards under the Plan, to the fullest extent permitted by the Delaware General Corporation Law (or any successor provision thereto), subject to the limitations set forth above.

     Eligibility. Directors, officers and other employees of, and consultants to, the Company and its subsidiaries, as the Committee in its sole discretion shall select, are eligible to receive Awards under the 1996 Plan. As of October 31, 2003, approximately 430 individuals are eligible to participate in the 1996 Plan. However the granting of Awards is discretionary and it is not possible to determine how many individuals actually will receive Awards under the 1996 Plan.

     Suspension, Discontinuance, Amendment. Unless sooner terminated by the Board, the provisions of the 1996 Plan respecting the grant of any awards shall terminate on the tenth anniversary of the adoption of the 1996 Plan by the Board, and no awards shall thereafter be made under the 1996 Plan. The Board of Directors may, at any time, suspend or discontinue the 1996 Plan or revise or amend it in any respect whatsoever. However, no amendment shall be effective without the approval of the stockholders of the Company if it would increase the number of shares of Stock with respect to which ISOs may be issued under the 1996 Plan, materially increase the benefits under the 1996 Plan or if the Board determines that stockholder approval is necessary so that Awards under the 1996 Plan may comply with sec. 422 of the Code. In addition, recently enacted Nasdaq rules require that any material amendment to the 1996 Plan be subject to stockholder approval.

     The Committee may, in its absolute discretion, without amending the 1996 Plan, amend any Award to (i) accelerate the date on which any option or SAR becomes exercisable or otherwise adjust any of the terms of such option or SAR,
(ii) accelerate the date on which any Award vests, or (iii) waive any condition imposed under the 1996 Plan with respect to any Award; provided, however, that no such amendment or modification to the 1996 Plan or any Award may reduce the grantee's rights under any previously granted and outstanding Award without the consent of the grantee.

SUMMARY OF AWARDS AVAILABLE UNDER THE 1996 PLAN

     Non-Qualified Stock Options. The exercise price per share of each NQSO granted under the 1996 Plan is determined by the Committee on the grant date. Each NQSO is exercisable for a term established by the Committee on the grant date. The exercise price is paid by certified or official bank check, by delivery of shares of stock of the Company acquired at least six months prior to the date of exercise and having a fair market value equal to the exercise price, or by such other means as the Committee may prescribe. The 1996 Plan contains provisions applicable to the exercise of NQSOs subsequent to a termination of employment for "cause," other than for "cause," due to "disability" (as each such term is defined in the 1996 Plan), or due to death. In general, these provisions provide that options that are not exercisable at the time of such termination shall expire upon the termination of employment and options that are exercisable at the time of such termination shall remain exercisable until the earlier of the expiration of their original term and (i) in the event of a grantee's dismissal other than for cause, the expiration of three months after such termination of employment and (ii) in the event of a grantee's disability or death, the first anniversary of such termination. In the event of a dismissal for cause, all options held by such grantee, whether or not then exercisable, terminate on the termination of employment date. In addition, if a grantee dies subsequent to a termination of employment but before the expiration of the exercise period with respect to an option or an SAR, then the

Award shall remain exercisable until the first anniversary of the grantee's date of death (or the expiration of the original exercise period, if earlier).

     Incentive Stock Options. Generally, ISOs are options that may provide certain federal income tax benefits to a grantee not available with NQSOs. A grantee must hold the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after the exercise date.

     ISOs under the 1996 Plan have the same requirements as NQSOs, except for the following: The exercise price per share of each ISO must be at least the fair market value of a share of Stock on the grant date. An ISO will be exercisable for a maximum term, not to exceed ten years, established by the Committee on the grant date. The aggregate fair market value of shares of Stock with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (determined on the grant date) under the 1996 Plan or any other plan of the Company or its subsidiaries may not exceed $100,000. An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company is subject to the following additional limitations: the exercise price per share of the ISO must be at least 110% of the fair market value of a share of Stock at the time any such ISO is granted, and the ISO cannot be exercisable more than five years from the grant date. In the event of a grantee's termination of employment, ISOs generally are exercisable to the same extent as described above with respect to NQSOs, except that the definition of the term "disability" in respect of ISOs may differ. ISOs are not transferable other than by will or by the laws of descent and distribution.

     Reload Options. The Committee may include in any agreement evidencing an option (the "original option") a provision that a "reload option" will be granted to any grantee who delivers shares of Stock in partial or full payment of the exercise price of the original option. The reload option will relate to that number of shares of Stock equal to the number of shares of Stock delivered, and will have an exercise price per share equal to the fair market value of a share of Stock on the exercise date of the original option.

     Stock Appreciation Rights. The Committee may grant SARs pursuant to the 1996 Plan. The exercise price of each SAR is such price as the Committee determines on the grant date. Each SAR is exercisable for a term established by the Committee on the grant date. The exercise of an SAR with respect to a number of shares entitles the grantee to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of Stock on the date of exercise over (ii) the exercise price of the SAR. SARs may be granted as stand-alone awards or in connection with any NQSO or ISO with respect to a number of shares of Stock less than or equal to the number of shares subject to the related option. The exercise of an SAR that relates to a particular NQSO or ISO causes the cancellation of its related option with respect to the number of shares exercised. The exercise of an option to which an SAR relates causes the cancellation of the SAR with respect to the number of shares exercised. In the event of a grantee's termination of employment, SARs granted to the grantee are generally exercisable to the same extent as described above with respect to NQSOs.

     Restricted Stock. Prior to the vesting of shares of restricted stock, the shares are not transferable by the grantee and are forfeitable. Vesting of the shares occurs on a predetermined date if the grantee remains continuously employed by the Company until that date. The Committee may, at the time shares of restricted stock are granted, impose additional conditions, such as the achievement of specified performance goals, to the vesting of the shares. Within the 120-day period following a grantee's termination of employment for any reason, the Company may require the return of any unvested shares of restricted stock.

     Other Stock-Based Awards. The Committee may, in its discretion, grant other stock-based Awards under the 1996 Plan, including restricted stock units and dividend equivalent rights, in such amounts and upon such terms as the Committee may determine.

TRANSFERABILITY

     No Award is transferable other than by will or the laws of descent and distribution except to the extent permitted by the agreement evidencing an Award.

CERTAIN CORPORATE CHANGES

     The 1996 Plan provides for an adjustment in the number of shares of Stock available to be delivered under the 1996 Plan, the number of shares subject to Awards, and the exercise prices of certain Awards, in the event of a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events. The 1996 Plan also provides for the adjustment or termination of Awards upon the occurrence of certain corporate events.

CERTAIN CHANGES IN THE CONTROL OF THE COMPANY

     In the event of a "Change in Control" (as defined in the 1996 Plan), any outstanding unvested or unexercisable stock options or SARs shall become fully vested and immediately exercisable.

TAX WITHHOLDING

     The 1996 Plan provides that a grantee may be required to meet certain tax withholding requirements by remitting to the Company cash or through the withholding of shares otherwise payable to the grantee.

RIGHT OF RECAPTURE

     If at any time within one year after the date on which a grantee exercises an option or SAR, or on which restricted stock vests, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "Realization Event"), the grantee's employment with the Company is terminated for cause or the grantee engages in any activity determined in the discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company, then any gain ("Gain") realized by the participant from the Realization Event shall be paid by the grantee to the Company upon notice from the Company. The Company shall have the right to offset such Gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

NEW PLAN BENEFITS

     Since Awards under the 1996 Plan are wholly discretionary, amounts payable under the 1996 Plan for the fiscal year ending June 30, 2004 are not determinable at this time. The following table sets forth certain information regarding options granted during the fiscal year ended June 30, 2003 with respect to the 1996 Plan for each of the Named Officers (as defined below under "Executive Compensation -- Summary Compensa-tion Table), all current executive officers as a group, all current directors who are not executive officers as a group and all other employees as a group.

               NAME OF INDIVIDUAL OR IDENTITY                    DOLLAR          NUMBER OF
                    OF GROUP OR POSITION                      VALUE($)(1)    OPTIONS ISSUED(2)
               ------------------------------                 ------------   -----------------
Mitchell Gross
  Chairman of the Board, Chief Executive Officer and
  President.................................................   $      --               --
Joseph G. Tinnerello
  Senior Vice President, Sales And Marketing................     433,200           40,000
Michael J. Festa
  Vice President, Sales (United States and Latin America)...     321,300           30,000
Karry D. Kleeman
  Vice President, Sales (Europe, Middle East and Africa)....          --               --
Peter E. Takiff
  Senior Vice President, Finance, and Chief Financial
  Officer...................................................          --               --
Executive Group.............................................     754,500           70,000
Non-Executive Director Group................................          --               --
Non-Executive Officer Employee Group........................   6,493,238          612,975

---------------

(1) Market value of the shares of Common Stock underlying such options as of October 31, 2003 based on the closing price of $12.88 per share on the Nasdaq on that date, minus the exercise price of such shares.

(2) Number of shares of Common Stock underlying the options granted under the 1996 Plan during the fiscal year ended June 30, 2003.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

     The following is a description of the principal federal income tax consequences of Options and other stock-based awards under the 1996 Plan based on present federal tax laws. Federal tax laws may change from time to time and future changes may significantly affect the federal income tax consequences described below. The description below does not purport to be a complete description of the tax consequences associated with awards under the 1996 Plan applicable to any particular recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary. Each recipient of an award should consult his or her personal tax adviser about the detailed provisions of the applicable tax laws and regulations.

     In general, at the time an Option is granted the Optionee will not be deemed to receive any income and the Company will not be entitled to a federal tax deduction, regardless of the type of Option.

     Non-qualified Stock Options. When an Optionee exercises an NQSO, the Optionee will recognize ordinary compensation income equal to the excess of (a) the fair market value on the exercise date of the Shares received as a result of the option exercise over (b) the option exercise price, and the Company will be entitled to a tax deduction in that amount. The Shares acquired by the Optionee upon exercise of the Option will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of those Shares, the Optionee will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the Shares received upon exercise have been held for more than one year; otherwise, the gain (or loss) will be characterized as a short-term capital gain (or loss). An Optionee's holding period for federal income tax purposes for such Shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. Under current law, the rate at which net long-term capital gain will be taxed will vary depending on how long the Optionee held the Shares after exercising the option. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months is subject to tax at a maximum rate of 15% (5% for individuals in the 10% or 15% tax bracket). The Code currently provides that the tax rate on net long-term capital gain will change in future years: The 15% rate will increase to 20% in 2009 and the 5% rate will decrease to 0% in 2008 and then increase to 10% in 2009.

     If all or any part of the exercise price of an Option is paid by the Optionee with Shares, no gain or loss will be recognized by the Optionee on the Shares surrendered in payment. The number of new Shares received on exercise of the Option equal to the number of Shares surrendered will have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the Shares surrendered. The balance of the Shares received (the excess of new Shares received over the number of Shares surrendered) on such exercise will be treated for federal income tax purposes (and taxed as described in the preceding paragraph) as though issued upon the exercise of the Option for an exercise price equal to the consideration, if any, paid by the Optionee in cash. The Optionee will have ordinary income compensation equal to the fair market value of the balance of Shares received on exercise less any cash paid on exercise. The Company's deduction will not be affected by whether the exercise price is paid in cash or in Shares.

     Incentive Stock Options. In general, an Optionee will not be deemed to receive any income at the time an ISO is exercised if the Optionee does not dispose of the Shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO (discussed more fully in the next paragraph). In such a case, the gain or loss on a subsequent sale (the difference between the amount realized on the sale and the exercise price) will be a long-term capital gain or loss and will be subject to tax based on how long the Optionee held the Shares after the exercise, as described in the discussion of NQSOs above. However, for purposes of computing the "alternative minimum tax" applicable to an Optionee, the Optionee will include in the Optionee's alternative minimum taxable income the amount the Optionee would have included in income if the ISO were an NQSO (the amount by which the fair market value of the Shares on the date of exercise exceed the option price). Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the Optionee's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQSO.

     If an Optionee sells the Shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the Optionee will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the Shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the Shares at the time the ISO was exercised over the exercise price will be treated as compensation to the Optionee, taxable as ordinary income, and the balance (if any) will be long- or short-term capital gain depending on whether the Shares were sold more than one year after the ISO was exercised. The federal tax rate applicable to any long-term capital gain will depend upon how long the Optionee held the Shares after the exercise, as described above. If the Optionee sells the Shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the Optionee has held the Shares for one year or less and otherwise will be a long-term capital loss.

     If an Optionee uses Shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of those Shares for cash on the same date would have been a disqualifying disposition of such Shares, the use of such Shares to exercise an ISO also would constitute a disqualifying disposition. In such case the tax consequences described above with respect to disqualifying dispositions would apply, except that any additional appreciation in the value of the stock that is not taxed as compensation income will not be recognized and thus no capital gain results on the additional appreciation as a result of the disqualifying disposition. The basis of the Shares deemed to be received that are equal in number to the Shares surrendered will be the basis of the surrendered Shares increased by any reported compensation income as a result of the disqualified disposition. Any additional Shares actually received will have a basis equal to the amount of cash paid, if any, to exercise the new ISO. For purposes of determining capital gain treatment, the Optionee will have a carryover holding period with respect to those Shares of stock deemed to be received that are equal in number to the Shares used for payment, whereas the holding period of any additional Shares of stock received will begin on the date that the new ISO is exercised. For purposes of receiving favorable ISO tax treatment, the holding period of all Shares, including those Shares deemed to be received and those actually received, will begin on the date the new ISO is exercised.

     The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the Optionee has compensation taxable as ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of the Company in which the disqualifying disposition occurs.

     Restricted Stock. A grant of restricted stock will not result in income for the recipient or a tax deduction for the Company until such time as the shares no longer are subject to a substantial risk of forfeiture or restrictions on transferability (unless, as described in the following paragraph, the recipient elects otherwise under Section 83(b) of the Code within 30 days of the date of grant). Upon lapse or release of such restrictions, the recipient generally will be deemed to have received compensation taxable as ordinary income equal to the fair market value of the shares at the time the restrictions lapsed less the amount, if any, paid for them, and the Company will be entitled to a tax deduction in the same amount. The recipient's tax basis in the shares will equal the amount of income recognized plus the amount paid for the shares. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon how long the recipient held the shares, as described above. Any dividends paid to the recipient during the restriction period also will be compensation income to the recipient and the Company will be entitled to a corresponding deduction, to the extent that the dividends are not subject to a substantial risk of forfeiture or restrictions on transferability.

     Pursuant to Section 83(b) of the Code, the recipient of an award of restricted stock may, within 30 days of receipt of the award, elect to be taxed at ordinary income tax rates on the fair market value at the time of award of the shares comprising the award (less any amount paid for the shares). If the election is made, the recipient will acquire a tax basis in the shares equal to their fair market value at the time of award, and the Company will be entitled to a deduction in the same amount. No income will be recognized upon lapse or release of the restrictions. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon how long the recipient held the shares, as described above. In the event of a forfeiture of the shares with respect to which a recipient previously made a
Section 83(b) election, the recipient will not be entitled to a loss deduction, unless the recipient paid for the restricted stock and upon forfeiture received less than the amount previously paid for such stock.

     Stock Appreciation Rights. A recipient of a stock appreciation right will not be deemed to receive any income at the time a stock appreciation right is granted, nor will the Company be entitled to a deduction at that time. However, when a stock appreciation right is exercised, the recipient will be deemed to have received compensation taxable as ordinary income in an amount equal to the amount of cash or fair market value of Stock or other property received. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the recipient.

     Withholding of Taxes. Whenever a participant is required to recognize the value of an award as taxable income for federal income tax purposes, the Company may be obligated to withhold amounts for the payment of federal, state and local taxes. When the income is recognized through the receipt of stock, the Company may require that the Optionee remit to the Company an amount in cash sufficient to satisfy the Company's withholding obligations in advance of the delivery of any certificates for such Shares. To the extent permitted by law, the Company may withhold such amounts from any payments due to the individual. In addition, to the extent permitted by the Committee, a participant may authorize the Company to withhold shares from the award as payment for the withholding or may remit shares of stock otherwise owned by the participant, in either case with a Fair Market Value as of the date the withholding is effected equal to the amount of withholding due.

     Other Tax Matters. Tax consequences different from or in addition to those described above may result in the event of the vesting or exercise of an Option after the termination of an Optionee's employment by reason of death. In addition, various state laws may provide for tax consequences that vary significantly from those described above.

     Change In Control. Any acceleration of the vesting or payment of Awards under the 1996 Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the grantee to a 20% excise tax and preclude deduction by the Company.

     The Board of Directors, upon recommendation by the Compensation Committee, recommends a vote FOR the amendment to the 1996 Plan.

                                 PROPOSAL NO. 3

               AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors, upon recommendation by the Compensation Committee, has approved submission to Mobius's stockholders of an amendment to Mobius's 1998 Employee Stock Purchase Plan, as amended (the "1998 Plan"), to increase the maximum number of shares of Mobius's Common Stock available for issuance under the 1998 Plan from 1,150,000 to 1,650,000.

     The 1998 Plan previously authorized the issuance of up to 1,150,000 shares. To date, 690,655 shares have been purchased by Mobius's employees pursuant to the 1998 Plan and subscriptions for a substantial amount of the remaining shares available under the 1998 Plan have been received from Mobius's employees during the current offering period under the 1998 Plan. The Compensation Committee believes that as a result of the size of Mobius's current and expected employee base and the current market prices of Mobius's Common Stock, additional shares should be authorized to enable Mobius to continue to achieve the objectives of the 1998 Plan.

     Accordingly, the Board of Directors, upon recommendation by the Compensation Committee, has approved and recommended for submission to Mobius's stockholders an amendment to the 1998 Plan that would increase the aggregate number of shares of Common Stock which may be issued under the 1998 Plan to 1,650,000 shares. Assuming the stockholders approve the proposal, Mobius will register the 500,000 additional shares of Common Stock issuable under the 1998 Plan under the Securities Act of 1933, as amended (the "1933 Act").

     The effectiveness of this amendment to the 1998 Plan is subject to approval by the stockholders. Until such approval is obtained, the amendment to the 1998 Plan shall not be effective. If the amendment to the 1998 Plan is not approved, the 1998 Plan as in effect prior to the amendment will continue in operation and shares may continue to be purchased thereunder. The affirmative vote of holders of a majority of Mobius's outstanding Common Stock represented in person or by proxy and entitled to vote on this proposal is required for approval of this amendment to the 1998 Plan.

     A description of the 1998 Plan is set forth below. This description is qualified in its entirety by reference to the full text of the 1998 Plan. Any stockholder who wishes to obtain a copy of the 1998 Plan can call Mobius to receive a copy free of charge.

GENERAL DESCRIPTION OF THE 1998 PLAN

     Any employee of Mobius or of any subsidiary which adopts the 1998 Plan with the consent of Mobius is eligible to participate in the 1998 Plan. An employee will qualify if he or she: (1) is employed more than twenty hours per week; (2) is employed for more than five months per calendar year; and (3) has been employed for at least ninety (90) days as of the commencement of an Offer (as defined in the 1998 Plan). An employee may not receive an option grant under the 1998 Plan, if, immediately after the grant, the employee would own stock (including shares subject to all outstanding options held by the employee) possessing five percent (5%) or more of the total combined voting power or value of all classes of issued and outstanding stock of Mobius or any subsidiary. As of October 31, 2003, there were approximately 410 employees eligible to participate in the 1998 Plan.

     The 1998 Plan is being administered by the Compensation Committee. The Board and the Compensation Committee are authorized to construe, interpret and implement the provisions of the 1998 Plan, to prescribe, amend and rescind rules and regulations relating to the 1998 Plan, and to make all determinations necessary or advisable in administering the 1998 Plan. The determinations of the Board and the Compensation Committee are made in their sole discretion and are conclusive.

     The Compensation Committee must be composed of not fewer than two non-employee directors of Mobius as defined under Rule 16b-3 promulgated under the 1934 Act. The Compensation Committee currently consists of Messrs. Robert H. Levitan (Chair), Joseph J. Albracht and Arthur J. Marks. The members of the Compensation Committee were elected by the Board of Directors, and hold such offices at the pleasure of the Board.

PARTICIPATION UNDER THE 1998 PLAN

     Offering Periods. The Compensation Committee shall determine the date or dates upon which one or more Offers shall be made under the 1998 Plan. The term of each Offer shall be twelve (12) months, or such other term as the Compensation Committee shall determine prior to the commencement of an Offer, which shall not exceed 27 months.

     Participation. To participate in the 1998 Plan, an eligible employee must complete and submit the appropriate enrollment forms, including a payroll deduction authorization form at prescribed times. At the election of the participant, the rate of payroll deductions may be any multiple of 1% up to a maximum of 10% of the participant's "regular compensation" during an offering period. A participant's "regular compensation" is the participant's base compensation, targeted commissions and targeted bonus (but will exclude variable items, such as, commissions and bonuses in excess of targeted amounts, overtime, sick pay, severance pay, expense reimbursements and allowances and other special payments).

     Terms of Options. On the effective date of an Offer, each participant will be granted an option to purchase, through payroll deductions, as many whole shares of Common Stock as he or she may purchase with the amount to be deducted from his or her pay during the term of the Offer. The option price at which shares may be purchased will be equal to the lesser of (a) eighty-five percent (85%) of the fair market value (as defined below) of the Common Stock on the date of grant of the option (the "base option price") or (b) eighty-five percent (85%) of the fair market value of the Common Stock on the date of purchase of the shares (the "adjusted option price"). At the end of an offering period, a participant's accumulated payroll deductions will be automatically applied to purchase shares at the lesser price.

     Participation Limitations. The maximum number of shares which a participant may purchase pursuant to any one Offer will be determined by multiplying (a) ten percent (10%) by (b) the participant's base compensation in the pay period immediately preceding the effective date of the Offer and (c) the number of pay periods during the term of an Offer, and dividing the product of
(a), (b) and (c) by (d) 85% of the "fair market value" of a share of Common Stock on the date of grant. In addition, a participant's right to purchase stock under an option may not accrue at a rate in excess of $25,000 in fair market value (determined at the time of option grant) for each calendar year in which the option is outstanding.

     Fair market value is the last price on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market on the relevant date, or if no reported sales take place on the relevant date, the average of the high bid and low asked price of Common Stock as reported on the Nasdaq National Market on such date, or if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within ten (10) business days preceding the applicable date.

     Withdrawal. A participant may elect to withdraw from participation in an Offer at any time, in which case deductions from the participant's pay will cease and all amounts previously deducted from the participant's pay during the offering period will be refunded. A participant may suspend participation in an Offer, in which case deductions from the participant's pay will cease, but amounts previously deducted from the participant's pay during the offering period will not be refunded and will be applied to purchase shares of Common Stock at the end of the Offer. A participant who has suspended participation during an offering period may, no more than once during an Offer, recommence participation in the Offer, provided that the deductions will be at the same rate as in effect prior to such suspension.

     Termination of Employment. Upon termination of a participant's employment with Mobius and its subsidiaries for any reason, the participant's participation in the 1998 Plan will cease, and all amounts previously deducted from the participant's pay will be refunded.

     Change of Control. In the event of a merger or consolidation of Mobius with or into any other corporation or entity, or a dissolution or liquidation of Mobius, all payroll deductions will cease and all amounts credited to participants will be refunded to each participant immediately prior to the consummation of such action.

     Nonassignment of Rights. A participant's rights under the 1998 Plan are not assignable or transferable, except by will or the laws of descent or distribution.

     Other Features of the 1998 Plan. All participants in the 1998 Plan will have the same rights and privileges under the 1998 Plan, except that the number of shares subject to a participant's options will depend upon his or her compensation and the percentage payroll deduction authorized.

     Prior to the exercise of an option under the 1998 Plan, and as a condition precedent to such exercise and the issuance of any shares, the Compensation Committee may require the participant to represent and warrant that the shares are being acquired for investment purposes only, and may impose such other restrictions on the issuance of such shares as the Compensation Committee in its discretion deems necessary or advisable.

     The Board of Directors may suspend, discontinue, revise or amend the 1998 Plan at any time and in any respect; provided, however, that stockholder approval will be obtained to the extent necessary to comply with Section 423 of the Code, Nasdaq rules and other applicable law. Unless sooner terminated by the Board of Directors, the 1998 Plan will terminate on the date as of which the Compensation Committee determines that the shares remaining available under the 1998 Plan are insufficient to meet all unfilled purchase requirements.

NEW PLAN BENEFITS

     Because benefits under the 1998 Plan depend upon employees' elections to participate and the fair market value of the Company's Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees in fiscal 2004. For the 1998 Plan year ended October 31, 2003, neither the Chief Executive Officer nor any of the Company's executive officers participated in the 1998 Plan, and accordingly, they did not receive any benefits under the 1998 Plan. Non-employee directors are not eligible to participate in the 1998 Plan. For the 1998 Plan year ended October 31, 2003, the non-executive officer employee group purchased 151,265 shares of Common Stock with a dollar value of approximately $1,656,000. The dollar value represents the market value of the shares of Common Stock as of October 31, 2003 based on a closing price of $12.88 per share (or an aggregate of $1,948,000) on the Nasdaq on that date, minus the purchase price of such shares of $1.93 per share (or an aggregate of $292,000). The shares of Common Stock were purchased at 85% of the market value on the date of grant.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

     The following is a description of the principal federal income tax consequences of awards under the 1998 Plan based on present federal tax laws. Federal tax laws may change from time to time and any future changes may significantly affect the federal income tax consequences described below. The description below does not purport to be a complete description of the tax consequences associated with awards under the 1998 Plan applicable to any particular participant. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary. Each participant should consult his or her personal tax adviser about the detailed provisions of the applicable tax laws and regulations.

     The 1998 Plan is intended to satisfy the requirements of Sections 421 and 423 of the Code. Under these provisions, an employee generally will not recognize income at the time an option is granted or exercised. The tax consequences to an employee upon a disposition of shares acquired upon option exercise will depend upon the holding period of the shares.

     If shares acquired upon the exercise of an option are disposed of at least two years after the shares are offered (that is, the time of option grant) and at least one year after the shares are purchased, then the employee will recognize, at the time of disposition, compensation income equal to the lesser of (a) the excess of the fair market value of the shares at the time of option grant over the base option price and (b) the excess of the fair market value of the shares at the time of disposition over the purchase price of the shares (which, under the 1998 Plan, equals the lesser of the base option price and adjusted option price). Any additional gain will be treated as capital gain. If the requisite holding periods are met, however, Mobius will not be entitled to a tax deduction at any time.

     If the shares acquired upon the exercise of an option are sold or disposed of before the expiration of either holding period described above (a "disqualifying disposition"), then the employee will recognize, at the time of disposition, compensation income equal to the excess of the fair market value of the shares on the purchase date over the purchase price of the shares, and Mobius will be entitled to a tax deduction in that amount. Any appreciation in the price of the shares between the purchase date and disposition date will be treated as capital gain.

     Under current law, the rate at which net long-term capital gain will be taxed will vary depending on how long the participant held the shares after exercising the option. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months is subject to tax at a maximum rate of 15% (5% for individuals in the 10% or 15% tax bracket). The Code currently provides that the tax rate on net long-term capital gain will change in future years: The 15% rate will increase to 20% in 2009 and the 5% rate will decrease to 0% in 2008 and then increase to 10% in 2009.

     Individuals employed outside of the United States are subject to the local tax consequences of participating in the 1998 Plan.

RESTRICTIONS ON RESALE

     All of Mobius's personnel and consultants must observe Mobius's policy regarding the use and abuse of inside information and the sales of Mobius's stock only during predetermined "window periods." Directors, executive officers and certain other designated officers or employees of Mobius must notify Mobius's Human Resources Department prior to making any sales of Common Stock.

     The Board of Directors, upon recommendation by the Compensation Committee, recommends a vote FOR the amendment to the 1998 Plan.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of June 30, 2003 with respect to the shares of Mobius's Common Stock that may be issued under Mobius's existing equity compensation plans.

                                                         (A)                 (B)                  (C)
                                                  -----------------   -----------------   --------------------
                                                                                               NUMBER OF
                                                                                               SECURITIES
                                                      NUMBER OF           WEIGHTED-       REMAINING AVAILABLE
                                                  SECURITIES TO BE    AVERAGE EXERCISE    FOR FUTURE ISSUANCE
                                                     ISSUED UPON          PRICE OF            UNDER EQUITY
                                                     EXERCISE OF         OUTSTANDING          COMPENSATION
                                                     OUTSTANDING          OPTIONS,          PLANS (EXCLUDING
                                                  OPTIONS, WARRANTS     WARRANTS AND      SECURITIES REFLECTED
PLAN CATEGORY                                        AND RIGHTS            RIGHTS            IN COLUMN (A))
-------------                                     -----------------   -----------------   --------------------
Equity compensation plans approved by security
  holders (1)...................................      4,078,050             $4.04               321,875
Equity compensation plans not approved by
  security holders..............................             --                --                    --
                                                      ---------             -----               -------
Total...........................................      4,078,050             $4.04               321,875
                                                      =========             =====               =======

---------------

(1) Consists of the 1996 Stock Incentive Plan and the Non-Employee Directors' 1998 Stock Option Plan

                                 PROPOSAL NO. 4

                     RATIFICATION OF THE APPOINTMENT BY THE
             AUDIT COMMITTEE OF THE COMPANY'S INDEPENDENT AUDITORS

     The Audit Committee has selected and appointed the firm of PricewaterhouseCoopers LLP ("PWC") as the independent auditors to audit our financial statements for the fiscal year ending June 30, 2004. The affirmative vote of holders of a majority of Mobius's outstanding Common Stock represented in person or by proxy and entitled to vote on this proposal is required for the ratification of the appointment of independent auditors. If the appointment of PWC is not ratified by the stockholders, the Audit Committee will reconsider the appointment.

     The Board and the Audit Committee recommend you vote FOR this proposal.

     On February 22, 2002, the Company appointed PWC as the independent accounting firm to audit the financial statements of the Company for the year ended June 30, 2002, and dismissed KPMG LLP ("KPMG"). This decision was approved by the Audit Committee of the Board of Directors.

     During the interim period from July 1, 2001 through February 22, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report. None of KPMG's reports on the Company's consolidated financial statements for the fiscal year ended June 30, 2001 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal year ended June 30, 2001, and the subsequent interim period through February 22, 2002, the Company did not consult with PWC regarding the application of accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

     In addition, none of the reportable events listed in Item 304 (a)(1)(v) of Regulation S-K occurred with respect to the Company during the Company's fiscal year ended June 30, 2001 and the subsequent interim period preceding the dismissal of KPMG.

     The following table sets forth the aggregate fees charged by PWC for services rendered for the fiscal years ended June 30, 2002 and 2003:

                                                              YEAR ENDED JUNE 30,
                                                              -------------------
                                                                2002       2003
                                                              --------   --------
Audit Fees..................................................  $121,772   $148,750
Audit-Related Fees..........................................   104,900    106,805
Tax Fees....................................................        --     37,820
All Other Fees..............................................        --         --
                                                              --------   --------
                                                              $226,672   $293,375
                                                              ========   ========

     Audit Fees consist of fees billed for the audit of the Company's consolidated financial statement, reviews of the Company's quarterly reports on Form 10-Q and reviews of various Securities and Exchange Commission ("SEC") and other regulatory filings.

     Audit-Related Fees consist of fees for assurance and related services that are related to accounting consultations and consultations concerning financial accounting and reporting standards, internal control reviews and attest services that are not required by statute or regulation.

     Tax Fees consist of fees for tax compliance, tax advice and tax planning.

     The Audit Committee considered the compatibility of non-audit services provided by the auditors with maintaining the auditors' independence, and determined that the auditors' independence relative to financial audits was not jeopardized by the non-audit services. The auditors did not employ leased personnel in connection with their work.

     A representative of PWC is expected to be present at the annual meeting to make a statement, if he or she so desires. It is also expected that such representative will be available to respond to appropriate questions.

                                BOARD COMMITTEES

     The Board appoints committees to help carry out its duties. Each committee reviews the results of its meetings with the full Board. The Board established its Audit and Compensation Committees in February 1998 in connection with Mobius's initial public offering. Only non-employee directors serve on Mobius's Audit and Compensation Committees.

     The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's accounting, auditing and financial reporting practices and financial statements of the Company and the independence qualifications and performance of the Company's independent auditors. The Committee also has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval) and to pre-approve audit engagement fees and all permitted non-audit services and fees. The Audit Committee's specific responsibilities are set forth in its charter, a copy of which was filed as Appendix A to the Company's proxy statement for the 2001 annual meeting. The Audit Committee currently consists of Messrs. Greenfield, P. Gross and Levitan. The Audit Committee met six times during fiscal 2003. Mr. Greenfield attended all of the Audit Committee meetings, and Messrs. P. Gross and Levitan each attended five of the six Audit Committee meetings. As of July 21, 2003, the Board resolved to elect the Audit Committee to serve as the Company's Qualified Legal Compliance Committee ("QLCC"). The QLCC will be responsible for investigating reports, made by attorneys appearing and practicing before the SEC in the representation of the Company, of perceived material violations of law, breaches of fiduciary duty or similar violations by the Company or any of its agents.

     The Compensation Committee oversees compensation of Mobius's executives, including salary, bonus and incentive awards. The Compensation Committee is also responsible for administering Mobius's 1996 Stock Incentive Plan, Mobius's Non-Employee Directors' 1998 Stock Option Plan, Mobius's 1998 Employee Stock Purchase Plan and Mobius's 1998 Executive Incentive Plan. The Compensation Committee currently consists of Messrs. Levitan (Chair), Albracht and Marks (effective July 21, 2003). The Compensation Committee met two times during fiscal 2003, and Messrs. Levitan and Albracht attended both meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no compensation committee interlocks which are required to be disclosed according to applicable SEC rules. No member of Mobius's Compensation Committee serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of Mobius's Board of Directors or Compensation Committee.

                         COMPENSATION COMMITTEE REPORT

OVERVIEW

     The Compensation Committee:

     (1) reviews and approves the compensation of the Chief Executive Officer;
         and

     (2) participates in recommendations to the full Board and senior management with respect to the administration of Mobius's stock compensation programs.

SALARY

     We base salary on the Chief Executive Officer's knowledge, skills and level of responsibility as well as the economic and business conditions affecting Mobius. Other factors we consider are:

     (1) competitive positioning (comparing Mobius's salary structure with salaries paid by other companies);

     (2) Mobius's own business performance; and

     (3) general economic factors.

ANNUAL BONUS

     We give the Chief Executive Officer an annual bonus to provide an incentive and reward for short-term financial success and long-term Company growth. Annual bonuses link compensation in significant part to Mobius's financial performance and are determined solely by the Compensation Committee.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Mitchell Gross is one of the founders of Mobius. He beneficially owns approximately 5,550,500 shares of Common Stock constituting approximately 31.4% of the total amount outstanding. Accordingly, his interest is aligned with the interest of the stockholders. Due to the significance of Mr. Gross's existing stock ownership, Mobius has not incorporated long-term stock incentives, such as restricted stock or stock options, into Mr. Gross's compensation package, which consists primarily of salary and bonus. The members of the Compensation Committee agreed to continue to pay Mr. Gross's $200,000 annual salary after the expiration of his employment agreement on April 27, 2001 and granted Mr. Gross a bonus attributable to his success in achieving revenue and net income goals during fiscal 2003.

STOCK OPTIONS

     We use stock options as a long-term, non-cash incentive and to align the long-term interests of executives and stockholders. The stock options are priced at the market price of Mobius's Common Stock on the date of grant. The options are therefore linked to future performance of our stock because the options do not become valuable to the holder unless the price of our stock increases above the price on the date of grant. The number of stock options granted to an executive as a form of non-cash compensation is determined by the following factors:

     (1) number of stock options previously granted to an executive;

     (2) the executive's remaining options exercisable; and

     (3) the value of those remaining stock options, as compared to the anticipated value that an executive will add to Mobius in the future.

EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan commenced in fiscal 1999 and provides employees who wish to acquire Mobius's Common Stock with the opportunity to purchase shares with a convenient way of doing so by accumulated payroll deductions. We believe that employee participation in the ownership of Mobius on this basis will be to the mutual benefit of the employees and Mobius.

EXECUTIVE INCENTIVE PLAN

     The Executive Incentive Plan ("Incentive Plan") was established in fiscal 1998 and participation in the Incentive Plan is limited to those executives and key employees who, in the judgment of the Compensation Committee, are in a position to have a significant impact on the performance of Mobius. Awards under the Incentive Plan are based upon the extent to which performance goals established by the Compensation Committee for a designated performance period are satisfied. The Incentive Plan also provides for grants of discretionary bonuses. To date, no awards have been made under the Incentive Plan.

                                          Robert H. Levitan (Chair)
                                          Joseph J. Albracht

                      DIRECTOR AND OFFICER STOCK OWNERSHIP

     The following table shows how much Mobius Common Stock (i) each director and director nominee, (ii) the Company's Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all executive officers and directors as a group and (iv) certain stockholders known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, owned on October 31, 2003.

NAME AND ADDRESS OF NAMED EXECUTIVE                             SHARES     PERCENT OF
OFFICERS AND DIRECTORS / NOMINEES                              OWNED(1)      CLASS
-----------------------------------                           ----------   ----------
Mitchell Gross(2)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................   5,550,500      31.4%
Joseph J. Albracht(3)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................   3,963,500      22.4%
Kennedy Capital Management, Inc.(4)
  10829 Olive Blvd
  St. Louis, Missouri 63141.................................   1,853,700      10.5%
Karry D. Kleeman(5)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................     341,000       1.9%
Joseph G. Tinnerello(6)
  c/o Mobius Management Systems, Inc.
  200 South Wacker Drive
  Chicago, Illinois 60606...................................     301,600       1.7%
Michael J. Festa(7)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................      98,300         *
Arthur J. Marks(8)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................      62,125         *
Peter E. Takiff(9)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................      59,500         *
Kenneth P. Kopelman(10)
  c/o Kramer, Levin, Naftalis & Frankel LLP
  919 Third Avenue
  New York, New York 10022..................................      53,850         *
Gary G. Greenfield(11)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................      50,481         *
Robert H. Levitan(12)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................      30,000         *

NAME AND ADDRESS OF NAMED EXECUTIVE                             SHARES     PERCENT OF
OFFICERS AND DIRECTORS / NOMINEES                              OWNED(1)      CLASS
-----------------------------------                           ----------   ----------
Patrick W. Gross(12)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................      30,000         *
All Executive Officers and Directors
  as a group (13 persons)...................................  10,895,846      57.7%

---------------
  *  Less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days ("Currently Exercisable Options") are deemed outstanding for computing the percentage beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

 (2) Includes 3,732,259 shares of Common Stock held by HARMIT, LP, of which Mitchell Gross is the general partner.

 (3) Includes 30,000 shares issuable pursuant to Currently Exercisable Options.

 (4) Information provided in Schedule 13G filed on May 2, 2003.

 (5) Includes 340,000 shares issuable pursuant to Currently Exercisable Options.

 (6) Includes 291,000 shares issuable pursuant to Currently Exercisable Options.

 (7) Includes 96,600 shares issuable pursuant to Currently Exercisable Options.

 (8) Includes 11,484 shares of Common Stock held in trust for Mr. Marks' children. Mr. Marks disclaims beneficial ownership of such shares. Also includes 30,000 shares issuable pursuant to Currently Exercisable Options.

 (9) Includes 59,500 shares issuable pursuant to Currently Exercisable Options.

(10) Includes 1,500 shares of Common Stock held in trust by Mr. Kopelman's wife, as trustee, for Mr. Kopelman's three minor children. Mr. Kopelman disclaims beneficial ownership of such shares. Also includes 2,350 shares of Common Stock held jointly by Mr. Kopelman and his wife, as well as 50,000 shares issuable pursuant to Currently Exercisable Options.

(11) Includes 50,000 shares issuable pursuant to Currently Exercisable Options.

(12) Includes 30,000 shares issuable pursuant to Currently Exercisable Options.

     There are no family relationships between any of the Company's directors and executive officers.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such directors, executive officers and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received, or on written representations from certain reporting persons for which no other filings were required, the Company believes that during the year ended June 30, 2003, there was compliance with all Section 16(a) filing requirements applicable to its directors, executive officers and 10% stockholders, except: due to administrative oversight, (A) the following directors did not timely report on Form 4 their annual receipt of 10,000 options automatically granted to them under the Company's stockholder approved Non-Employee Directors' 1998 Stock Option Plan: Messrs. Albracht, Greenfield, P. Gross, Kopelman, Levitan and Marks; and (B) the following officers did not timely report on Form 4 their receipt of options granted to them under the Company's stockholder approved 1996 Stock Incentive Plan: grants of 20,000 options and 10,000 options to Mr. Festa; and a grant of 40,000 options to Mr. Tinnerello.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

     The executive officers of Mobius as of the date of this proxy statement are identified below. Information regarding Mitchell Gross is provided above. Executive officers shall hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

NAME                                                                  POSITION
----                                                                  --------
Michael J. Festa..........................    Vice President, Sales (United States and Latin America)
Age 43                                        since 2000. Joined Mobius in 1991 and served as Area
                                              Director from 1998-2000 and Regional Manager from
                                              1996-1997. Holds a B.B.A. in management from Iona
                                              College.
David J. Gordon...........................    Vice President, Finance and Treasurer since 2001.
Age 47                                        Interim Chief Financial Officer from June 2000 until
                                              January 2002. Joined Mobius in 1987 and served as
                                              Director of Finance from 1999-2000 and Controller from
                                              1987-1999. Holds a B.A. in Accounting from Queens
                                              College N.Y.
Karry D. Kleeman (1)......................    Vice President, Sales (Europe, Middle East and Africa)
Age 41                                        since 2003. Vice President, World Sales from 1999 until
                                              2002. Joined Mobius in 1990 and served as Vice
                                              President, Sales (North and South America) from
                                              1997-1999, National Sales Manager from 1995 to 1997 and
                                              Regional Manager from 1992 to 1995. Holds a B.A. in
                                              marketing from Elmhurst College.
Robert H. Lawrence........................    Vice President, Product Engineering since 1992. Joined
Age 51                                        Mobius in 1985. Holds a B.S. in physics from the
                                              University of Massachusetts.
Peter E. Takiff (2).......................    Senior Vice President, Finance, and Chief Financial
Age 49                                        Officer since he joined Mobius in January 2002. Formerly
                                              served as Chief Financial Officer of Flooz.com, Inc. (3)
                                              and Tommy Boy Music. Holds a B.S. in Accounting from New
                                              York University and is a Certified Public Accountant.
Joseph G. Tinnerello......................    Senior Vice President, Sales and Marketing since July 1,
Age 46                                        2002; previously, Senior Vice President, Marketing since
                                              March 2002. Joined Mobius in 1990 and served as Vice
                                              President, Sales from 1995 to 1997 and Vice President,
                                              Business Development from 1998 to March 2002. Following
                                              a personal leave of absence, left Mobius from October
                                              1997 through January 1998. From 1988 to 1989, Mr.
                                              Tinnerello served as a Regional Manager with Legent
                                              Software.
---------------

(1) Commenced six-month sabbatical on July 1, 2002 and returned on January 6,
    2003.
(2) On July 23, 2003, Mobius announced that Mr. Takiff will be leaving the
    Company to pursue other interests. Mr. Takiff will remain with the Company in his current role until his successor has joined Mobius.
(3) Flooz.com, Inc. filed for bankruptcy liquidation inAugust 2001.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned, by Mobius's Chief Executive Officer and the four other highest-paid executive officers for the past three fiscal years. The individuals included in the table will be collectively referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION(1)
                                             --------------------------------------
                                                                   ALL OTHER ANNUAL    ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR    SALARY     BONUS     COMPENSATION (2)   COMPENSATION
---------------------------           ----   --------   --------   ----------------   ------------
Mitchell Gross......................  2003   $200,000   $189,000             --        $61,078(3)
  Chairman of the Board, Chief        2002    200,000     50,000             --         74,194(3)
  Executive Officer and President     2001    200,000    150,264             --         73,904(3)
Joseph G. Tinnerello................  2003    150,000    162,000       $198,000               --
  Senior Vice President,              2002    150,000         --        206,250               --
  Sales and Marketing                 2001    150,000        231        189,750               --
Michael J. Festa....................  2003    125,000         --        351,618               --
  Vice President, Sales (United       2002    125,000     30,078        213,405          3,950(4)
  States and Latin America)           2001    115,500      7,016        257,698          3,468(4)
Karry D. Kleeman....................  2003    270,305         --        146,926               --
  Vice President, Sales (Europe,      2002    125,000     30,078        260,531          4,324(4)
  Middle East and Africa)             2001    125,000      4,140        311,818          4,069(4)
Peter E. Takiff.....................  2003    175,000    150,000             --               --
  Senior Vice President, Finance,     2002     87,500     87,500             --               --
  and Chief Financial Officer

---------------

(1) In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonuses for the Named Officer for such year.

(2) Consists of sales commissions and non-recoverable draws.

(3) Includes premiums on insurance (2003- $28,027; 2002- $27,038; 2001-$27,419), car payments (2003- $8,500; 2002- $12,197; 2001-$13,031), tax preparation fees (2003- $17,913; 2002- $18,738; 2001- $18,307) sales incentive trip
    (2002- $8,592; 2001- $10,524) and miscellaneous (2003-$6,638; 2002- $7,629;
    2001- $4,623) added to compensation. These amounts have been grossed up to include taxes.

(4) Includes sales incentive trip. The value of the trip has been grossed up to include taxes.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options under the Company's 1996 Stock Incentive Plan to the Named Officers during fiscal 2003. Named Officers not listed in the following table did not receive stock option grants under the Company's 1996 Stock Incentive Plan during fiscal year 2003.

                       OPTION GRANTS IN LAST FISCAL YEAR

INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------    POTENTIAL REALIZABLE
                                                     % OF                                        VALUE AT ASSUMED
                                  NUMBER OF       UNDERLYING                                  ANNUAL RATES OF STOCK
                                 SECURITIES        OPTIONS                                    PRICE APPRECIATION FOR
                                 UNDERLYING       GRANTED TO                                     OPTION TERM (2)
                               OPTIONS GRANTED   EMPLOYEES IN   EXERCISE PRICE   EXPIRATION   ----------------------
NAME                               (#) (1)       FISCAL YEAR      ($/SHARE)         DATE        5%($)       10%($)
----                           ---------------   ------------   --------------   ----------   ---------   ----------
Joseph G. Tinnerello.........      40,000            5.40%          $2.05         12/5/12      $51,569     $130,687
Michael J. Festa.............      20,000            2.70%          $2.05         12/5/12      $25,785     $ 65,344
                                   10,000            1.35%          $2.41          1/8/13      $15,156     $ 38,409

---------------

(1) All options in this table have a maximum term of ten years measured from the grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. Mr. Tinnerello's options were granted on December 5, 2002, and Mr. Festa's options were granted on December 5, 2002 (20,000 options) and January 8, 2003 (10,000 options). The vesting of these options is 20% on the first anniversary of the grant date, and 5% of the remaining options will become exercisable every three months thereafter, until the options fully vest on the five-year anniversary of the grant date.

(2) The dollar amounts under these columns are based upon calculations using assumed rates of appreciation set by the SEC and are not intended to forecast future appreciation of the Company's stock price.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information with respect to the Named Officers concerning their exercise of options during fiscal 2003 and the unexercised options held by them as of the end of such year.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-THE
                                                            UNDERLYING UNEXERCISED        MONEY OPTIONS AT FISCAL
                                   SHARES       VALUE     OPTIONS AT FISCAL YEAR-END          YEAR-END ($)(1)
                                 ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                              EXERCISE      ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------   -----------   -------------   -----------   -------------
Mitchell Gross.................       --         $ --            --             --      $       --      $     --
Joseph G. Tinnerello...........       --           --       282,500         42,500          73,400       231,800
Michael J. Festa...............       --           --        83,500         66,500         235,840       317,460
Karry D. Kleeman...............       --           --       340,000             --       1,460,300            --
Peter E. Takiff................       --           --        42,500        127,500         193,800       581,400

---------------

(1) Based on the closing sales price on the Nasdaq National Market of the Company's Common Stock on June 30, 2003 of $7.56.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's accounting, auditing and financial reporting practices and financial statements of the Company, the independence, qualifications and performance of the Company's independent auditors and such other duties as specified in the Committee's charter or as directed by the Board. The Committee also has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval) and to pre-approve audit engagement fees and all permitted non-audit services and fees.

     The Committee operates under a written charter adopted and approved by the Board of Directors. The Committee reviews and reassesses the charter annually, and recommends any proposed changes to the full Board for approval. The Committee is currently reviewing its charter to comply with the requirements of the Sarbanes-Oxley Act of 2002 and the recent changes to the Nasdaq listing standards. Each of the members of the Committee is independent, as defined under the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission.

     The Committee's job is one of oversight. Management has primary responsibility for the Company's financial reporting process, including maintaining the system of internal controls, and for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles, as well as the objectivity and integrity of such statements. The Company's independent auditors are responsible for auditing those financial statements, expressing an opinion based on their audit as to the statements' conformity with generally accepted accounting principles, observing the effectiveness of the Company's internal controls and discussing with the Committee whatever issues they believe should be raised with the Committee. The Committee actively monitors and reviews these processes and financial statements. In carrying out its duties, the Committee relies in part on the information provided to it, and on the representations made to it, by management and the independent auditors, as well as by the Company's internal auditors and outside advisors.

     In this context and in connection with the audited consolidated financial statements for the year ended June 30, 2003, the Committee:

     1. Met with the Company's independent accountants (with and without management present) to review and discuss the overall scope and plans for the audit, the results of such audit, as well as their observations concerning the Company's internal controls and their judgment as to the quality, not just the acceptability, of the Company's accounting principles.

     2. Reviewed the financial statements with management, including a discussion of significant accounting principles, the reasonableness of judgments and estimates, and the clarity of disclosures in the financial statements. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles.

     3. Discussed with the independent accountants the matters required to be discussed with audit committees under Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

     4. Discussed with the independent accountants their independence from the Company and management, including the matters in written disclosures required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committee), and considered the compatibility of non-audit services with the auditors' independence.

     Based upon the Committee's receipt and review of the various materials and assurances described above and its discussions with management and the independent accountants, and subject to the limitations on the Committee's role and responsibilities referred to above and in the Audit Committee charter, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended June 30, 2003, be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

                                          Gary G. Greenfield
                                          Patrick W. Gross
                                          Robert H. Levitan

                            STOCK PERFORMANCE GRAPH

     The following graph depicts a comparison of the cumulative total return (assuming the reinvestment of dividends) for a $100 investment on June 30, 1998 in each of the Common Stock of Mobius, the Goldman Sachs Technology Composite Index (a published industry index), and the Nasdaq Composite (a broad market index). The Company paid no dividends during the periods shown. The graph lines merely connect measurement dates and do not reflect fluctuations between those dates.

                                      LOGO

                            June 30, 1999   June 30, 2000   June 29, 2001   June 28, 2002   June 30, 2003
                            -----------------------------------------------------------------------------
Mobius                         $ 55.00         $ 30.42         $ 22.00         $21.67          $50.40
Goldman Sachs Technology
Composite Index                 168.31          265.36          129.51          74.48           80.64
Nasdaq Composite                141.77          209.32          114.03          77.22           85.65

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIP WITH KRAMER LEVIN NAFTALIS & FRANKEL LLP

     Since 1981 the Company has engaged, and plans to continue to engage, the Kramer Levin Naftalis & Frankel LLP law firm to provide the Company with legal counsel. Mr. Kopelman, a member of Mobius's Board of Directors, is a partner of Kramer Levin Naftalis & Frankel LLP. Fees paid to Kramer Levin during fiscal 2003 were approximately $787,000. Mobius believes that fees charged by Kramer Levin are at rates and on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

RELATIONSHIP WITH MR. TINNERELLO

     On December 26, 1997, Mr. Joseph G. Tinnerello, presently Mobius's Senior Vice President, Sales and Marketing, agreed to return to Mobius effective January 15, 1998. Mr. Tinnerello had left Mobius's employment on October 1, 1997. On December 28, 1997, Mobius agreed to advance $160,000 to Mr. Tinnerello against future commissions. Such monies (net of applicable taxes) were used by Mr. Tinnerello to exercise options to purchase 80,000 shares of Common Stock of the Company. On January 15, 1998, Mobius granted to Mr. Tinnerello options to purchase 180,000 shares of Common Stock in accordance with and on terms similar to, our standard hiring practices. Effective as of June 30, 2003, the Company has agreed to forego repayment of the advance or the crediting of the advance against future commissions. The advance was fully reserved during fiscal 2001.

                             ADDITIONAL INFORMATION

OTHER BUSINESS

     We do not expect any business to come up for stockholder vote at the meeting other than the items raised in this booklet. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.

PEOPLE WITH DISABILITIES

     We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend the meeting. Please call or write the Assistant Secretary at least two weeks before the meeting at the number or address under "Questions?" below.

OUTSTANDING SHARES

     On October 31, 2003, 17,669,578 shares of Common Stock were outstanding. Each share has one vote.

HOW WE SOLICIT PROXIES

     In addition to mailing, Mobius employees may solicit proxies personally, electronically, or by telephone. Mobius will pay the costs of soliciting this proxy.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

     The deadline for stockholder proposals to be included in our proxy statement for next year's annual meeting is July 10, 2004. As to stockholder proposals intended to be presented without inclusion in our proxy statement for our next annual meeting, the people named next year as proxies will be entitled to vote as they think best on such proposals unless we have received notice of that matter on or before October 3, 2004. However, even if such notice is timely received, the people named next year as proxies may nevertheless be entitled to vote as they think best on such proposals to the extent permitted by the SEC. On request, the Assistant Secretary will provide detailed instructions for submitting proposals.

QUESTIONS?

     If you have questions or need more information about the annual meeting, write to:

         Investor Relations
         Mobius Management Systems, Inc.
         120 Old Post Road
         Rye, NY 10580
         Attn: Carmela Forgione

     or call us at:
         (914) 921-7200

                                    APPENDIX
                                    --------

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                            1996 STOCK INCENTIVE PLAN
                                Table of Contents

                                                                            Page
                                                                            ----
ARTICLE I
   1.1    Purpose
   1.2    Administration
   1.3    Persons Eligible for Awards
   1.4    Types of Awards Under Plan
   1.5    Shares Available for Awards
   1.6    Definitions of Certain Terms
ARTICLE II
   2.1    Agreements Evidencing Awards
   2.2    Grant of Stock Options, Stock Appreciation Rights and Dividend
           Equivalent Rights
   2.3    Exercise of Options and Stock Appreciation Rights
   2.4    Termination of Employment; Death
   2.5    Grant of Restricted Stock
   2.6    Grant of Restricted Stock Units
   2.7    Other Stock-Based Awards
   2.8    Right of Recapture
ARTICLE III
   3.1    Amendment of the Plan; Modification of Awards
   3.2    Tax Withholding
   3.3    Restrictions
   3.4    Nonassignability
   3.5    Requirement of Notification of Election Under Section 83(b) of
           the Code
   3.6    Requirement of Notification Upon Disqualifying Disposition Under
           Section 421(b) of the Code
   3.7    Change in Control
   3.8    Right of Discharge Reserved
   3.9    Nature of Payments
  3.10    Non-Uniform Determinations
  3.11    Other Payments or Awards
  3.12    Section Headings
  3.13    Effective Date and Term of Plan
  3.14    Governing Law

                                    ARTICLE I

                                     GENERAL

1.1      Purpose

                  The purpose of the Mobius Management Systems, Inc. 1996 Stock Incentive Plan (the "Plan") is to provide for officers, other employees, and directors of, and consultants to, Mobius Management Systems, Inc. (the "Company") an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2      Administration

                  1.2.1 Subject to Section 1.2.6, the Plan shall be administered by the Stock Option Committee (the "Committee") of the board of directors of the Company (the "Board"), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), the members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3.

                  1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (f) to amend the Plan to reflect changes in applicable law.

                  1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

                  1.2.4 The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

                  1.2.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

                  1.2.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.3      Persons Eligible for Awards

                  Awards under the Plan may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants to the Company and its subsidiaries (collectively, "key persons") as the Committee shall in its discretion select.

1.4      Types of Awards Under Plan

                  Awards may be made under the Plan in the form of (a) incentive stock options, (b) nonqualified stock options, (c) stock appreciation rights,
(d) dividend equivalent rights, (e) restricted stock, (f) restricted stock units and (g) other stock-based awards, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5      Shares Available for Awards

                  1.5.1 The total number of shares of Class A Non-Voting Common Stock of the Company, par value $0.01 per share ("Class A Common Stock"), which may be transferred pursuant to awards granted under the Plan (the "share limit") shall be determined as follows: (a) upon adoption of the Plan by the Board, the share limit shall be 30,000 shares; (b) upon the completion of an initial public offering of common stock of the Company, the share limit shall be a number equal to 15% of the total number of shares issued and outstanding immediately following such offering; and (c) as of any January 1 following the completion of an initial public offering of common stock of the Company, the Board in its discretion may increase the share limit by a number that is no more than 1% of the total number of shares of common stock issued and outstanding at such date. Notwithstanding the foregoing, no more than 30,000 shares of Class A Common Stock may be transferred upon the exercise of incentive stock options (subject to the 15% adjustment as specified in clause (b), above). Shares transferred pursuant to awards granted under the Plan may be authorized but unissued Class A Common Stock or authorized and issued Class A Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

                  1.5.2 Subject to any required action by the shareholders of the Company, the number of shares of Class A Common Stock covered by each outstanding award, the number of shares of Class A Common Stock available for awards, and the price per share of Class A Common Stock covered by each outstanding award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Class A Common Stock, or any other increase or decrease in the number of issued shares of Class A Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock subject to an award. Without limiting the generality of the foregoing, in the event of the initial public offering of shares of common stock of the Company, each share of Class A Common Stock authorized for awards under this Plan pursuant to Section 1.5.1, including shares subject to awards outstanding at the time of such offering, shall be converted into a share of such class of common stock of the Company as is offered to the public in such offering and all references herein to shares of Class A Common Stock shall thereafter be deemed to refer to such publicly offered class of common stock.

                  1.5.3 Except as provided in Section 2.2.6, there shall be no limit on the number or the value of the shares of Class A Common Stock that may be subject to awards to any individual under the Plan.

1.6      Definitions of Certain Terms

                  1.6.1 The "Fair Market Value" of a share of Class A Common Stock on any day shall be determined as follows.

                           (a) If the principal market for the Class A Common
Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Class A Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

                           (b) If the Market is the NASDAQ National List, the
NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Class A Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

                           (c) In the event that neither paragraph (a) nor (b)
shall apply, the Fair Market Value of a share of Class A Common Stock on any day shall be determined in good faith by the Committee.

                  1.6.2 The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Internal Revenue Code of 1986 (the "Code"), as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "nonqualified stock option."

                  1.6.3 The term "employment" means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee's association with the Company as a director, consultant or otherwise.

                  1.6.4 A grantee shall be deemed to have a "termination of employment" upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 425(a) of the Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee's association with the Company constitutes a termination of employment for purposes of the Plan. The Committee shall have the right to determine whether the termination of a grantee's employment is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Committee shall be final, binding and conclusive.

                                   ARTICLE II
                              AWARDS UNDER THE PLAN

2.1      Agreements Evidencing Awards

                  Each award granted under the Plan shall be evidenced by a written agreement ("Plan Agreement") which shall contain such provisions as the Committee in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee become a party to a shareholders' agreement with respect to any shares of Class A Common Stock acquired pursuant to the award, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the grantee wishes to transfer any such shares. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2      Grant of Stock Options, Stock Appreciation
         Rights and Dividend Equivalent Rights

                  2.2.1 The Committee may grant incentive stock options and nonqualified stock options (collectively, "options") to purchase shares of Class A Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan.

                  2.2.2 The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

                  2.2.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of Class A Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right determined by the Committee at the time of the award (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by
(c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Class A Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

                  2.2.4 Each Plan Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price shall be at least 100% of the Fair Market Value of a share of Class A Common Stock on the date the option is granted in the case of an incentive stock option, and provided further that in no event shall the option exercise price be less than the par value of a share of Class A Common Stock.

                  2.2.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

                  2.2.6 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

                  2.2.7 Notwithstanding the provisions of Sections 2.2.4 and 2.2.5, to the extent required under section 422 of the Code an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

                  2.2.8 The Committee may in its discretion include in any Plan Agreement with respect to an option (the "original option") a provision that an additional option (the "additional option") shall be granted to any grantee who, pursuant to Section 2.3.3(b), delivers shares of Class A Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Class A Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Class A Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Class A Common Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.3.3(b) in payment of such exercise price shall have been held for at least six months.

                  2.2.9 The Committee may in its discretion include in any Plan Agreement with respect to any award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Class A Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Plan Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Class A Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.3      Exercise of Options and Stock Appreciation Rights

                  Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

                  2.3.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right shall become exercisable in five substantially equal installments, on each of the first, second, third, fourth and fifth anniversaries of the date of grant, and each installment, once it becomes exercisable, shall remain exercisable until expiration, cancellation or termination of the award.

                  2.3.2 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall in its discretion prescribe.

                  2.3.3 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of Class A Common Stock acquired at least six months prior to the option exercise date and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

                  2.3.4 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Class A Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee's stockbroker.

                  2.3.5 No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5.2, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4      Termination of Employment; Death

                  2.4.1 Except to the extent otherwise provided in Section 2.4.2 or 2.4.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee's employment for any reason (including death).

                  2.4.2 If a grantee's employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within three months after employment terminates, except that the three-month period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the Plan Agreement. In the case of an incentive stock option, the term "disability" for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(7) of the Code.

                  2.4.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee's awards are exercisable pursuant to Section 2.4.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee's death or the expiration date of the award. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections
3.3 and 3.7 hereof.

2.5      Grant of Restricted Stock

                  2.5.1 The Committee may grant restricted shares of Class A Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a Plan Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Committee may determine.

                  2.5.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee's name a certificate or certificates for the shares of Class A Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontransferability restrictions and Company repurchase rights described in Sections 2.5.4 and 2.5.5 and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Plan Agreement.

                  2.5.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

                  2.5.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Plan Agreement provides otherwise, additional shares of Class A Common Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

                  2.5.5 During the 120 days following termination of the grantee's employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee's estate) any amount paid by the grantee for such shares.

2.6      Grant of Restricted Stock Units

                  2.6.1 The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

                  2.6.2 At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee's employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units.

                  2.6.3 At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of Class A Common Stock for each restricted stock unit scheduled to be paid out on such date and that has not been previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Class A Common Stock.

2.7      Other Stock-Based Awards

                  The Board may authorize other types of stock-based awards, which the Committee may grant to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Class A Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Class A Common Stock.

2.8      Right of Recapture

                  2.8.1 If at any time within one year after the date on which a participant exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "Realization Event"), the participant (a) is terminated for cause or (b) engages in any activity determined in the discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain ("Gain") realized by the participant from the Realization Event shall be paid by the participant to the Company upon notice from the Company. Such Gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Class A Common Stock. The Company shall have the right to offset such Gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

                                   ARTICLE III
                                  MISCELLANEOUS

3.1      Amendment of the Plan; Modification of Awards

                  3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

                  3.1.2 To the extent required under section 422 of the Code, shareholder approval shall be required with respect to any amendment which increases the aggregate number of shares which may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options.

                  3.1.3 The Committee may amend any outstanding Plan Agreement, including, without limitation, by amendment which would (a) accelerate the time or times at which the award becomes unrestricted or may be exercised, or (b) waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to Section 3.7.2) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, after the grantee's death, the person having the right to exercise the award).

3.2      Tax Withholding

                  3.2.1 As a condition to the receipt of any shares of Class A Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

                  3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of Class A Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of Class A Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3      Restrictions

                  3.3.1 If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

                  3.3.2 The term "Consent" as used herein with respect to any Plan Action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.4      Nonassignability

                  Except to the extent otherwise provided in the applicable Plan Agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.5      Requirement of Notification of
         Election Under Section 83(b) of the Code

                  If any grantee shall, in connection with the acquisition of shares of Class A Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6      Requirement of Notification Upon Disqualifying
         Disposition Under Section 421(b) of the Code

                  Each Plan Agreement with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Class A Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.7      Change in Control

            3.7.1 For purposes of this Section 3.7, a "Change in Control" shall have occurred if:

                  (a) any "person", as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than (i) the shareholders of the Company as of November 1, 1996 (the "Current Shareholders", such term to include their heirs or estates, or trusts or other entities the primary beneficiaries of which are the Current Shareholders or persons designated by them), (ii) the Company or any 80% or more-owned subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any 80% or more-owned subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities without the prior written consent of the Committee or the Board; or

                  (b) in the event that the Current Shareholders no longer control more than 50% of the voting equity of the Company, if during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this
Section 3.7.1) whose election by the Board of Directors or nomination for election by the Company shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (c) the shareholders of the Company approve a merger or consolidation of the Company with any other company (other than a 80% or more-owned subsidiary of the Company), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined in Section 3.7.1(a) above with the exceptions noted therein) acquires 50% or more of the combined voting power of the Company's then outstanding securities); or

                  (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

            3.7.2 Upon the happening of a Change in Control and unless otherwise provided in an applicable Plan Agreement:

                  (a) notwithstanding any other provision of this Plan, any option or stock appreciation right then outstanding shall become fully vested and immediately exercisable;

                  (b) to the extent permitted by law, the Committee may, in its discretion, amend any Plan Agreement in such manner as it deems appropriate, including, without limitation, by amendments that advance the dates upon which any or all outstanding awards of shares of restricted stock shall become free of restrictions, or that advance the dates upon which any or all outstanding awards of any type shall terminate.

            3.7.3 Whenever deemed appropriate by the Committee, any action referred to in Section 3.7.2(b) may be made conditional upon the consummation of the applicable Change in Control transaction.

3.8   Right of Discharge Reserved

            Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate such employment.

3.9   Nature of Payments

            3.9.1 Any and all grants of awards and issuances of shares of Class A Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

            3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.10  Non-Uniform Determinations

            The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11  Other Payments or Awards

            Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12  Section Headings

            The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13  Effective Date and Term of Plan

            The Plan was adopted by the Board and approved by the Company's shareholders on November 6, 1996. Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.14  Governing Law

            All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

                               AMENDMENT NO. 1 TO
                         MOBIUS MANAGEMENT SYSTEMS, INC.
                            1996 STOCK INCENTIVE PLAN

            Pursuant to Section 3.1 of the Mobius Management Systems, Inc. 1996 Stock Incentive Plan (the "Plan"), and in accordance with the resolutions of the Board of Directors of Mobius Management Systems, Inc. (the "Company") adopted on February 19, 1998 and the resolutions of the stockholders of the Company adopted on February 25, 1998, Section 1.5.1 of the Plan is amended to read as follows:

            1.5.1 The total number of shares of Class A Non-Voting Common Stock of the Company, par value $0.01 per share ("Class A Common Stock"), which may be transferred pursuant to awards granted under the Plan (the "share limit") shall be 34,800 shares, subject to the following sentence. As of any January 1 following the completion of an initial public offering of common stock of the Company, the Board in its discretion may increase the share limit by a number that is no more than 3% of the total number of shares of common stock issued and outstanding at such date. Notwithstanding the foregoing, no more than 75,000 shares of Class A Common Stock may be transferred upon the exercise of incentive stock options. Shares transferred pursuant to awards granted under the Plan may be authorized but unissued Class A Common Stock or authorized and issued Class A Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

                               AMENDMENT NO. 2 TO
                         MOBIUS MANAGEMENT SYSTEMS, INC.
                            1996 STOCK INCENTIVE PLAN

            Pursuant to Section 3.1 of the Mobius Management Systems, Inc. 1996 Stock Incentive Plan (the "Plan"), and in accordance with the resolutions of the Board of Directors of Mobius Management Systems, Inc. (the "Company") adopted on November 6, 2003, Section 3.13 of the Plan is amended to read as follows:

            3.13 The Plan was adopted by the Board and approved by the Company's shareholders on November 6, 1996. Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of any awards shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no awards shall thereafter be made under the Plan. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                                Table of Contents

                                                                            Page

1. Purpose of Plan.
2. Employees Eligible to Participate.
3. Administration of the Plan.
4. Shares Subject to Plan.
5. Offer Date.
6. Participation.
7. Participation Limitations.
8. Option Price.
9. Exercise of Options.
10. Withdrawal; Termination; Suspension of Deductions.
11. Rights not Transferable.
12. Interest.
13. Approval of Shareholders.
14. Termination.
15. Amendment.
16. Expenses.
17. Consents.
18. Additional Restrictions.
19. Merger; Dissolution.
20. Notices.
21. Right of Discharge Reserved.
22. Section Headings.
23. Governing Law.

            1.    Purpose of Plan.

            The purpose of the Mobius Management Systems, Inc. 1998 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees who wish to acquire shares of common stock of Mobius Management Systems, Inc. (the "Company") with a convenient method of doing so. The Company's Board of Directors (the "Board") believes that employee participation in ownership of the Company on this basis will be to the mutual benefit of the employees and the Company. It is intended that the Plan shall constitute an "employee stock purchase plan" within the meaning of section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

            2.    Employees Eligible to Participate.

            Any employee of the Company or of any subsidiary of the Company which adopts the Plan with the consent of the Company (a "Participating Corporation") is eligible to participate in the Plan, other than:

            (a) an employee whose customary employment is 20 hours or less per week;

            (b) an employee whose customary employment is for not more than 5 months per year; and

            (c) an employee who has not been employed for at least ninety (90) days as of the commencement of an Offer (as defined in section 5).

            The term "employee" includes any officer or director of a Participating Corporation who is otherwise an employee of a Participating Corporation. The term "subsidiary" has the meaning set forth in section 424(f) of the Code.

            3.    Administration of the Plan.

            3.1 The Plan shall be administered by a committee (the "Committee") of the Board, which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board.

            3.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to delegate some or all of its authority under the Plan to one or more of its members or one of more employees of the Company, (e) to make all determinations necessary or advisable in administering the Plan, (f) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (g) to amend the Plan to reflect changes in applicable law.

            3.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

            3.4 The determination of the Committee on any matters relating to the Plan shall be final, binding and conclusive.

            3.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

            3.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

            4.    Shares Subject to Plan.

            4.1 The total number of shares of common stock of the Company, par value $.01 per share ("Common Stock"), which may be transferred pursuant to the Plan shall be 300,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. Shares subject to any lapsed or expired option shall again become available for transfer pursuant to options granted or to be granted under the Plan.

            4.2 Subject to any required action by the shareholders of the Company, the number of shares available for issuance both in the aggregate and with respect to each outstanding option, and the Base Option Price per share under each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. After any adjustment pursuant to this Section 4.2, the number of shares subject to each outstanding option shall be rounded to the nearest whole number.

            5.    Offer Date.

            5.1 The Committee shall determine the date or dates upon which one or more offers ("Offer(s)") shall be made under the Plan. The term of each Offer shall be twelve (12) months, or such other term as the Committee shall determine prior to the commencement of an Offer, which shall not exceed 27 months.

            5.2 In order to participate in an Offer, an eligible employee must submit such enrollment forms as shall be prescribed by the Committee (which shall include a payroll deduction authorization form) at such time and in such manner as shall be prescribed by the Committee. The payroll deductions authorized by a participant on a payroll deduction authorization form shall be expressed as a whole number percentage of the participant's "regular compensation" for each pay period during the term of the Offer, up to a maximum of ten percent (10%) of such compensation. For purposes of the Plan, a participant's "regular compensation" for a pay period shall include the participant's base compensation, targeted commissions and targeted bonus (but shall exclude variable items such as, by way of example and not limitation, commissions and bonus in excess of targeted amounts, overtime, sick pay, severance pay, expense reimbursements and allowances and other special payments).

            6.    Participation.

            6.1 On the effective date of an Offer, each eligible employee shall be granted an option to purchase, through payroll deductions, as many whole shares of Common Stock, subject to the limitation set forth in Section 7.1, as he or she may purchase with the amount to be deducted from his or her pay during the term of the Offer.

            6.2 All employees granted options under the Plan shall have the same rights and privileges under the Plan, except that the number of shares each participant may purchase will depend upon his or her regular compensation and the percentage payroll deduction he or she authorizes.

            6.3 Each participant in an Offer shall agree to notify the Company of any disposition of shares of Common Stock purchased pursuant to the Plan prior to the expiration of the holding periods set forth in section 423(a) of the Code.

            7.    Participation Limitations.

            7.1 The maximum number of shares which an employee may purchase pursuant to any one Offer shall be the number of shares determined by multiplying (a) ten percent (10%) by (b) the amount of the participant's regular compensation in the pay period immediately preceding the effective date of the Offer and (c) the number of pay periods during the term of the Offer, and dividing the product of (a), (b) and (c) by (d) 85% of the Fair Market Value (as defined in Section 8.2) of a share of Common Stock on such date.

            7.2 Notwithstanding any other provision of the Plan, no employee shall be granted an option under the Plan if:

            (a) the employee, immediately after such grant, owns shares (including all shares which may be purchased under outstanding options, whether or not such options qualify for the special tax treatment afforded by section 421(a) of the Code) possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company or of any subsidiary corporation; for purposes of this limitation, the rules of section 424(d) of the Code and the regulations promulgated thereunder (relating to attribution of stock ownership) shall apply; or

            (b) such grant would permit, under the rules set forth in section 423(b)(8) of the Code and the regulations promulgated thereunder, the employee's rights to purchase stock under this Plan and all other employee stock purchase plans maintained by the Company and its subsidiary corporations, to accrue at a rate in excess of $25,000 in Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time; for purposes of this limitation, only options to which section 423 of the Code applies shall be counted.

            8.    Option Price.

            8.1 The option price at which shares of Common Stock may be purchased under any option granted under the Plan shall be the lesser of:

            (a) 85% of the Fair Market Value of a share of Common Stock on the date of grant of the option (the "Base Option Price"), or

            (b) 85% of the Fair Market Value of a share of Common Stock on the date the option is deemed exercised pursuant to Section 9.1 (the "Alternative Option Price").

            8.2 The Fair Market Value of a share of Common Stock on any day shall be:

            (a) If the principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

            (b) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten
(10) business days preceding the applicable date; or,

            (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee.

            9.    Exercise of Options.

            9.1 At the end of each payroll period, the amount authorized shall be deducted from the pay of each participant. On the last day of the term of an Offer, all amounts deducted from the participant's pay during the term shall be aggregated, and the participant shall be deemed to have exercised his or her option to purchase, at the lower of the then applicable Base Option Price or the Alternative Option Price, that number of whole shares of Common Stock which may be purchased with such amount. Any excess of funds not expended to purchase shares on such date shall be refunded to the participant.

            9.2 The purchase of shares of Common Stock by a participant under the Plan shall be recorded on the stock transfer records of the Company in the name of the participant to reflect the shares purchased on such date. Subject to such procedures as the Committee may establish from time to time, a certificate representing the number of shares purchased by the participant will be issued to the participant upon written request. A participant shall have no rights as a shareholder of the Company until the purchase of shares pursuant to the foregoing provisions. Except as otherwise provided in Section 4.2, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date of purchase.

            10.   Withdrawal; Termination; Suspension of Deductions.

            10.1 Subject to procedures and forms prescribed by the Committee, a participant may at any time elect to withdraw from further participation in an Offer. Deductions from the pay of the participant shall cease as soon as practicable following such election and all amounts deducted from the participant's pay prior to such cessation shall be refunded to the participant.

            10.2 Upon termination of a participant's employment with the Company and its subsidiaries for any reason, the participant shall cease participation in the Plan, and all amounts deducted from the participant's pay prior to such cessation shall be refunded to the participant (or, in the event of the death of the participant, to his or her estate). The Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan.

            10.3 Subject to procedures and forms prescribed by the Committee, a participant may elect to suspend payroll deductions at any time during the term of an Offer, in which case deductions shall cease as soon as practicable following such election. No more than once during the remainder of the term of an Offer, an employee who has suspended payroll deductions may elect, pursuant to procedures and forms prescribed by the Committee, to recommence deductions at the same rate as in effect prior to such suspension. Deductions from the participant's pay shall begin as soon as practicable following the Company's receipt of such election. On the last day of the term of the Offer, all amounts deducted from the participant's pay during the term (both before and, if applicable, after the suspension of contributions) shall be applied to purchase shares pursuant to Section 9.

            11.   Rights not Transferable.

            A participant's rights under the Plan shall not be assignable or transferable, voluntarily or involuntarily, by operation of law or otherwise, any such assignment or transfer which may be attempted shall be null and void and of no effect; provided, however, that this Section 11 shall not prevent transfers by will or by the laws of descent and distribution. If any action is taken by a participant in contravention of this Section 11, such action may, at the discretion of the Committee, be treated as a notice of withdrawal pursuant to the provisions of Section 10.1.

            12.   Interest.

            No Interest will be paid or allowed on any money paid into the Plan by participants except upon a refund of accumulated payroll deductions pursuant to Sections 9.1, 10.1, 10.2, 14, 15.1 and 19. In each case, interest will be calculated in the manner and at the rate determined by the Committee prior to the commencement of each Offer.

            13. Approval of Shareholders.

                  The Plan was adopted by the Board on February 19, 1998 and approved by the Company's shareholders on February 25, 1998.

            14.   Termination.

            The Plan, and all rights of employees under any Offer, shall terminate upon the first to occur of:

            (a) the date as of which the Committee determines that the total number of shares available for sale under the Plan is not sufficient to meet all unfilled purchase requirements; or

            (b)   the date as of which the Plan is terminated by the Board.

            Upon termination of the Plan, all payroll deductions shall cease and all amounts credited to participants shall be either refunded to each participant or equitably applied to the purchase of the whole shares then available under the Plan (with any remaining funds refunded to participants as soon as practicable), as determined by the Committee in its discretion.

            15.   Amendment.

            15.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever. Upon any such suspension, discontinuance, revision or amendment of the Plan during the term of an Offer, the Committee may in its discretion determine that the Offer shall immediately terminate and that all amounts credited to participants shall be either refunded to each participant or equitably applied to the purchase of whole shares (with any remaining funds refunded to participants as soon as practicable).

            15.2 Shareholder approval of any amendment shall be obtained to the extent necessary to comply with section 423 of the Code or other applicable law or regulation.

            16.   Expenses.

            All expenses of administering the Plan, including any expenses incurred in connection with the purchase by the Company of shares for sale to participants, shall be borne by the Company.

            17.   Consents.

            17.1 If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any option under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

            17.2 The term "Consent" as used herein with respect to any Plan Action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the participant with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

            18.   Additional Restrictions.

            Prior to the exercise of an option under the Plan, and as a condition precedent to such exercise and the issuance of any shares, the Committee may require the participant to represent and warrant that the shares are being acquired for investment purposes only, and may impose such other restrictions on the issuance of such shares as the Committee in its discretion deems necessary or advisable.

            19.   Merger; Dissolution.

            In the event of a merger or consolidation of the Company with or into any other corporation or entity, or a dissolution or liquidation of the Company, all payroll deductions shall cease and all amounts credited to participants shall be refunded to each participant immediately prior to the consummation of such action. For purposes hereof, "merger" shall include any transaction in which another corporation acquires all of the issued and outstanding common stock of the Company.

            20.   Notices.

                  Any notice to be given to the Company under the Plan shall be in writing and shall be addressed to Mobius Management Systems, Inc. 120 Old Post Road, Rye, NY 10580, or to such other address as the Company may hereafter designate by notice in the manner set forth herein. Notice to a participant shall be addressed to the address of the participant on the human resources records of the Company, or to such other address as the participant may designate by notice in the manner set forth herein. A notice shall be deemed to have been duly given when personally delivered or, if mailed by registered or certified mail to the party entitled to receive it, five days after the date the notice was so mailed.

            21.   Right of Discharge Reserved.

            Nothing in the Plan shall confer upon any participant the right to continue in the employ of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate such employment.

            22.   Section Headings.

                  The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

            23.   Governing Law.

            The Plan shall be interpreted, construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, to the extent not preempted by federal law.

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                                AMENDMENT NO. 1

            Pursuant to Section 15 of the Mobius Management Systems, Inc. 1998 Employee Stock Purchase Plan (the "Plan"), and as approved by the Board of Directors of Mobius Management Systems, Inc. (the "Company") and in accordance with the resolutions of the stockholders of the Company adopted on January 7, 2000, Section 4.1 of the Plan is amended to read as follows:

            4.1 The total number of shares of common stock of the Company, par value $.01 per share ("Common Stock"), which may be transferred pursuant to the Plan shall be 650,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purpose of the Plan. Shares subject to any lapsed or expired option shall again become available for transfer pursuant to options granted or to be granted under the Plan.

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                               AMENDMENT NO. 2

            Pursuant to Section 15 of the Mobius Management Systems, Inc. 1998 Employee Stock Purchase Plan (the "Plan"), and as approved by the Board of Directors of Mobius Management Systems, Inc. (the "Company") and in accordance with the resolutions of the stockholders of the Company adopted on February 6, 2001, Section 4.1 of the Plan is amended to read as follows:

            4.1 The total number of shares of common stock of the Company, par value $.01 per share ("Common Stock"), which may be transferred pursuant to the Plan shall be 1,150,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purpose of the Plan. Shares subject to any lapsed or expired option shall again become available for transfer pursuant to options granted or to be granted under the Plan.

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                             ----------------------
                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 16, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints and constitutes Mitchell Gross and David J. Gordon, or either of them, as proxies, each with full power of substitution, to represent and to vote, as designated below, all shares of the Common Stock of Mobius Management Systems, Inc. held by the undersigned at the Annual Meeting of Stockholders to be held on December 16, 2003, at 10:00 a.m., or at any adjournment or adjournments thereof, for the following purposes, described in the Proxy Statement dated November 7, 2003, accompanying the notice of said meeting:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------
                       ANNUAL MEETING OF STOCKHOLDERS OF
                        MOBIUS MANAGEMENT SYSTEMS, INC.
                               December 16, 2003


                        Please mark, date, sign and mail
                    your proxy card in the envelope provided
                              as soon as possible.

     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/


1.       ELECTION OF DIRECTORS

         FOR All NOMINEES  /  /

         WITHHOLD AUTHORITY FOR ALL NOMINEES /  /

         FOR ALL EXCEPT (See instructions below)  /  /

         NOMINEES:

           MITCHELL GROSS

           GARY G. GREENFIELD

         INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the nominee name(s) below:

         ________________________________


         ________________________________


2.       APPROVAL OF THE AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN

         FOR               AGAINST          ABSTAIN
         /  /               /  /             /  /

3.       APPROVAL OF THE AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN

         FOR               AGAINST          ABSTAIN
         /  /               /  /             /  /


4. RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF PRICEWATERHOUSECOOPERS LLP

         FOR               AGAINST          ABSTAIN
         /  /               /  /             /  /

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. RECEIPT IS ACKNOWLEDGED OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT DATED NOVEMBER 7, 2003 AND THE ANNUAL REPORT FOR FISCAL 2003.

PLEASE MARK HERE IF YOU PLAN TO ATTEND THE MEETING    /  /

To change the address on you account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.    /  /

Signature of Stockholder ______________________________ Date: ______________

Signature of Stockholder ______________________________ Date: ______________

Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by President or other authorized officer, giving full title as such. If signers is a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------